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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 --------------

                                    FORM 8-K

                                 --------------

                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 16, 2002
                                                   ----------------

                          Doral Financial Corporation
            -------------------------------------------------------
            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
-------------------------------            ---------------------      --------------------------------
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
---------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
                                                       --------------

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
ITEM 5.  OTHER EVENTS

         On January 16, 2002, Doral Financial Corporation reported its unaudited results for the fourth quarter and year ended December 31, 2001. Net income for the fourth quarter of 2001 amounted to $42.5 million, compared to $22.7 million for the fourth quarter of 2000, an increase of 87%. For the year ended
December 31, 2001, Doral Financial's income before the cumulative gain-effect of a change in accounting principle was $137.9 million, compared to $84.7 million for the same period of 2000, an increase of 63%. For the fourth quarter of 2001 consolidated earnings per diluted share were $0.83, compared to $0.48 per diluted share for the fourth quarter of 2000, which represents an increase of 73%. For the year ended December 31, 2001, consolidated earnings per diluted share before the cumulative gain-effect of a change in accounting principle were $2.82, compared to $1.85 per diluted share for the same period of 2000, an increase of 52%.

         Net interest income for the fourth quarter and year ended December 31, 2001 was $29.4 million and $84.4 million, respectively, compared to $10.3 million and $42.3 million for the same periods of 2000. The increase in net interest income reflects the positive effects of recent reductions in short-term interest rates on the Company's borrowing costs as well as the increase in interest earning assets.

         For the fourth quarter of 2001, Doral Financial's total non-interest income increased by 39% compared to the fourth quarter of 2000. Net gain on mortgage loan sales and fees, the main component of non-interest income, increased to $51.1 million for the fourth quarter of 2001 from $38.3 million for the comparable 2000 period, an increase of 33%. For the year ended December 31, 2001, Doral Financial's total non-interest income increased by 34%, compared to the corresponding period of 2000. Net gain on mortgage loan sales and fees was $187.2 million for the year ended December 31, 2001 compared to $134.3 million for the corresponding period of 2000, an increase of 39%. The increase in net gain on mortgage loan sales and fees for both the quarter and the year ended December 31, 2001 was due to increased volume of mortgage loan originations and sales of mortgages.

         The volume of mortgage loan production for the fourth quarter of 2001 was $1.2 billion, compared to $792.0 million for the comparable 2000 period, an increase of 52%. The volume of mortgage loan production for the year ended December 31, 2001 was $4.2 billion, an increase of 31% over the mortgage loan production of $3.2 billion for 2000. As a result of such production the servicing portfolio increased by 14% over the prior year.

         Set forth below is certain unaudited financial information for the quarter and year ended December 31, 2001.


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
                          DORAL FINANCIAL CORPORATION
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
                                 (NASDAQ:DORL)
                                  (UNAUDITED)


STATEMENT OF INCOME


                                                                  QUARTER ENDED                            YEAR ENDED
                                                ----------------------------------------------     -----------------------------
                                                        DECEMBER 31,             SEPTEMBER 30,             DECEMBER 31,
                                                -----------------------------    -------------     -----------------------------
                                                    2001             2000             2001             2001            2000
                                                ------------     ------------     ------------     ------------     ------------

Interest income                                 $     91,375     $     86,714     $     92,826     $    356,095     $    325,545
Interest expense                                      61,983           76,425           68,135          271,668          283,241
                                                ------------     ------------     ------------     ------------     ------------
Net interest income                                   29,392           10,289           24,691           84,427           42,304
Provision for loan losses                              1,317            1,373            1,062            4,445            4,078
                                                ------------     ------------     ------------     ------------     ------------
Net interest income after provision for
  loan losses                                         28,075            8,916           23,629           79,982           38,226
                                                ------------     ------------     ------------     ------------     ------------
Non-interest income:
  Net gain on mortgage loan sales and fees            51,061           38,297           44,803          187,221          134,339
  Trading account                                     (1,361)          (1,608)          (3,539)         (19,770)          (9,393)
  Gain on sale of investment securities                1,647              203            1,453            5,315            3,360
  Servicing income                                     8,051            6,800            7,561           30,117           26,418
  Commissions, fees and other income                   5,059            2,800            5,031           17,977            9,861
                                                ------------     ------------     ------------     ------------     ------------
Total non-interest income                             64,457           46,492           55,309          220,860          164,585
                                                ------------     ------------     ------------     ------------     ------------
Non-interest expense:
  Compensation and benefits, net                      12,693           10,713           11,458           47,759           40,514
  Taxes, other than payroll and income taxes           1,129            1,011            1,078            4,423            3,974
  Professional services                                1,702            1,272            1,272            5,804            4,549
  Telephone                                            1,380            1,045            1,281            4,902            3,953
  Rent                                                 2,075            1,488            1,892            7,223            6,163
  Amortization of servicing assets                    11,453            4,282            8,265           29,728           14,268
  Depreciation and amortization                        2,691            2,063            2,890           10,325            7,179
  Maintenance                                            773              430              769            2,560            1,617
  Advertising                                          2,361            2,126            2,560            9,379            7,911
  Other, net                                           6,875            5,422            5,326           20,479           16,531
                                                ------------     ------------     ------------     ------------     ------------
Total non-interest expense                            43,132           29,852           36,791          142,582          106,659
                                                ------------     ------------     ------------     ------------     ------------
Income before income taxes                            49,400           25,556           42,147          158,260           96,152
Income taxes                                           6,949            2,813            5,337           20,338           11,496
                                                ------------     ------------     ------------     ------------     ------------
Income before cumulative gain-effect
of change in accounting principle                     42,451           22,743           36,810          137,922           84,656
Cumulative gain-effect of change in
  accounting principle                                    --               --               --            5,929               --
                                                ------------     ------------     ------------     ------------     ------------

NET INCOME                                      $     42,451     $     22,743     $     36,810     $    143,851     $     84,656
                                                ============     ============     ============     ============     ============
EARNINGS PER SHARE:
  Basic:
  Income before cumulative gain-effect          $       0.84     $       0.48     $       0.75     $       2.87     $       1.86
  Cumulative gain-effect of change in
    accounting principle                                  --               --               --             0.13               --
                                                ------------     ------------     ------------     ------------     ------------
  NET INCOME                                    $       0.84     $       0.48     $       0.75     $       3.00     $       1.86
                                                ============     ============     ============     ============     ============
  Diluted:
  Income before cumulative gain-effect          $       0.83     $       0.48     $       0.74     $       2.82     $       1.85
  Cumulative gain-effect of change in
    accounting principle                                  --               --               --             0.13               --
                                                ------------     ------------     ------------     ------------     ------------
  NET INCOME                                    $       0.83     $       0.48     $       0.74     $       2.95     $       1.85
                                                ============     ============     ============     ============     ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                           47,808,121       42,364,930       46,088,697       44,794,192       41,887,708
                                                ============     ============     ============     ============     ============
  Diluted                                         48,546,096       42,879,327       46,839,909       45,502,939       42,093,509
                                                ============     ============     ============     ============     ============

                          DORAL FINANCIAL CORPORATION
                   Selected Balance Sheet And Operating Data
                 (Dollars in Thousands, Except Per Share Data)
                                 (Nasdaq:DORL)
                                  (Unaudited)


                                                                    AS OF
                                          --------------------------------------------------------------
                                          DECEMBER 31, 2001    SEPTEMBER 30, 2001     DECEMBER 31, 2000
                                          -----------------    ------------------     ------------------

BALANCE SHEET DATA
Money market investments                     $  548,415            $  791,751            $  399,320
Mortgage loans held-for-sale                  1,947,494             1,725,179             1,354,605
Trading securities, at fair value               993,328             1,042,849             1,101,938
Securities held-to-maturity                     866,335               834,434             1,558,313
Securities available-for-sale                   928,179               708,122               182,374
Loans receivable, net                           644,113               581,342               398,191
Total Assets                                  6,694,283             6,373,300             5,463,386
Stockholders' Equity                            762,120               743,939               505,710

BOOK VALUE PER COMMON SHARE                  $    13.33            $    12.95            $     8.99


                                           FOR THE YEAR ENDED
                                              DECEMBER 31,
                                    ----------------------------------
OPERATING DATA                         2001                   2000
                                    -----------            -----------
Mortgage Loan Production            $ 4,209,000            $ 3,174,000
Loan Servicing Portfolio            $10,006,000            $ 8,805,000


                                                    FOR THE QUARTER ENDED                FOR THE YEAR ENDED
                                                         DECEMBER 31,                       DECEMBER 31,
                                                   -----------------------             -----------------------
FINANCIAL RATIOS                                   2001              2000              2001              2000
                                                   -----             -----             -----             -----

Return on average assets:
  Income before cumulative gain-effect              2.57%             1.69%             2.23%             1.66%
  Net Income                                        2.57%             1.69%             2.33%             1.66%
Return on average common equity:
  Income before cumulative gain-effect             25.38%            22.65%            25.93%            23.03%
  Net Income                                       25.38%            22.65%            27.13%            23.03%
Common stock dividend payout ratio:
  Income before cumulative gain-effect             15.06%            21.03%            16.84%            20.50%
  Net Income                                       15.06%            21.03%            16.10%            20.50%


                                              FOR THE QUARTER ENDED               FOR THE YEAR ENDED
                                                   DECEMBER 31,                      DECEMBER 31,
                                             -----------------------            ------------------------
CASH DIVIDENDS PER SHARE                      2001             2000              2001              2000
                                             ------            -----            ------            ------

Common                                       $0.125            $0.10            $0.475            $ 0.38
Convertible Cumulative Preferred             $   --            $  --            $   --            $20.00
Noncumulative Preferred, Series A            $ 0.88            $0.88            $ 3.52            $ 3.52
Noncumulative Preferred, Series B            $ 0.52            $0.52            $ 2.08            $ 0.70


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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Ricardo Melendez
                                                 -----------------------------
                                                         Ricardo Melendez
                                                      Senior Vice President
                                                  and Chief Accounting Officer



Date: February 4, 2002





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